Exhibit 99.36

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-I

KEY PERFORMANCE FACTORS
November 30, 1999



Expected B Maturity 10/16/01


Blended Coupon 5.7230%


Excess Protection Level
3 Month Average   5.81%
November, 1999   5.69%
October, 1999   6.04%
September, 1999   5.70%


Cash Yield18.33%


Investor Charge Offs 4.89%


Base Rate 7.75%


Over 30 Day Delinquency 5.02%


Seller's Interest 8.52%


Total Payment Rate14.09%


Total Principal Balance$48,461,894,441.68


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,130,074,923.19